Exhibit 99.1

Pure Storage Announces Fourth Quarter and Full Year Fiscal 2021 Financial Results

Completed record number of eight deals greater than $10 million in Q4
Annual Subscription Services revenue exceeding $500 million and achieving 33% growth
Consecutive record sales quarters for FlashBlade and FlashArray//C

MOUNTAIN VIEW, Calif. - February 24, 2021 -- Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers storage as-a-service in a multi-cloud world, announced financial results for its fiscal fourth quarter and full year ended January 31, 2021.

“Pure ended fiscal 2021 with great strength and growth, setting new revenue and sales records for the quarter and for the full fiscal year,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “I am confident in our opportunity, our long-term strategy, and our ability to accelerate growth. Our Q4 results are a leading indicator of that acceleration. We saw broad based growth year over year, including in our subscription services, our enterprise and cloud segments, our new product lines, and in every theater.”

Fourth Quarter and Full Year Financial Highlights

•Q4 revenue $502.7 million, up 2.2% year-over-year
•Full-year revenue $1.684 billion, up 2.5% year-over-year

•Q4 GAAP gross margin 67.8%; non-GAAP gross margin 69.4%
•Full-year GAAP gross margin 68.2%; non-GAAP gross margin 70.0%

•Q4 GAAP operating loss $46.8 million; non-GAAP operating income $36.7 million
•Full-year GAAP operating loss $261.0 million; non-GAAP operating income $46.0 million

•Q4 operating cash flow $69.0 million; and full-year operating cash flow $187.6 million
•Q4 free cash flow $47.7 million; and full-year free cash flow $92.7 million

•Total cash and investments $1.25 billion
•Remaining performance obligations (RPO) $1.1 billion, up 24% year-over-year; and deferred revenue $843.7 million, up 21% year-over-year

“We are very pleased to be exiting this year on a high note as sales and revenue have surpassed our expectations with particular strength from our enterprise customers,” said Kevan Krysler, CFO, Pure Storage. “The momentum we are seeing is the result of our consistent focus on investing in innovation for our customers.”

Fourth Quarter and Full Year Company Highlights and Achievements

•Leader in the Gartner Magic Quadrant for Primary Storage Arrays: Pure was named the clear leader, positioned highest on the ability to execute axis and furthest on the completeness of vision axis in the 2020 Gartner Magic Quadrant.
•Strong Subscription Services Momentum: Only Pure delivers true flexible storage consumption, a cloud experience on-prem, an easy path to move data to the cloud, and aligns spend with actual consumption. In Q4, Pure expanded the Pure as-a-ServiceTM offering with a new Service Catalog aimed at revolutionizing the industry by publishing transparent pricing for on-prem and hybrid cloud storage delivered as-a-Service, providing a seamless purchasing model for customers.

•Market-Leading Portfolio Innovation: Pure continued its pace of innovation across the portfolio to enable new use cases and render hybrid arrays obsolete. Among this year’s new offerings, Pure expanded the industry-defining unified, fast file and object FlashBlade® with scale-out native SMB support and the industry’s first all-QLC solution with the third generation FlashArray//C. Both products achieved consecutive record sales quarters in FY21.
•Extending Kubernetes Market Leadership with Portworx: With Portworx® fully integrated into Pure, the company delivers the industry’s most complete Kubernetes Data Services Platform, supporting cloud native applications on any infrastructure, on-prem or in-cloud. In Q4, we saw significant growth of in-cloud deployments of Portworx and traction through the IBM partnership both in-cloud and on-prem via our best-in-class support for Red Hat OpenShift. In FY21, Portworx was named a leader in the GigaOm Radar for Data Storage for Kubernetes and for Kubernetes Data Protection.

Guidance: Q1 FY22 and Annual FY22

	Q1 FY22	FY22
Revenue	$405 Million	14%-15% Y/Y Growth
Non-GAAP Operating Income (Loss)	$(20) Million	~$90 Million

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements.

Pure has not reconciled its guidance for non-GAAP operating income (loss) to the most directly comparable GAAP measure because certain items that impact this measure are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, a reconciliation of this non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the fourth quarter and full year fiscal 2021 results at 2:00 pm PT today, February 24, 2021. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its supplemental earnings presentation and prepared conference call remarks to the Investor Relations website in advance of the call for reference. A replay will be available following the call on the Pure Storage Investor Relations website for two weeks at (855) 859-2056 (or 404-537-3406 for international callers) with passcode 6395722.

Upcoming IR Events

•Pure will be presenting at the Morgan Stanley Technology, Media and Telecom Virtual Conference on March 2 at 9:30 am PT.
•Pure will be presenting at the Raymond James Institutional Investors Virtual Conference on March 3 at 8:40 am PT.

The presentations from these events will be webcast live, and all information will be available on the Investor Relations website at investor.purestorage.com.

Share Repurchase Authorization

Pure’s board of directors has authorized incremental share repurchases of up to an additional $200 million under its stock repurchase program. The authorization allows Pure to repurchase shares of its Class A common stock opportunistically and will be funded from available working capital. Repurchases may be made at management’s discretion from time to time on the open market through privately negotiated transactions, transactions structured through investment banking institutions, block purchase techniques, 10b5-1 trading plans, or a combination of the foregoing. The repurchase program does not have an expiration date, does not obligate Pure to acquire any of its common stock, and may be suspended or discontinued by the company at any time without prior notice.

About Pure Storage

Pure Storage (NYSE: PSTG) gives technologists their time back. Pure delivers a modern data experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. One of the fastest-growing enterprise IT companies in history, Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world. For more information, visit www.purestorage.com.

Analyst Recognition

Pure Storage has been named a Leader in the 2020 Gartner Magic Quadrant for Primary Storage Arrays.

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period outcomes, our momentum and growth potential, the scope and duration of the COVID-19 pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, supply chain, financial results and the economy, our expectations regarding product and technology differentiation, including our new offerings, strategy and adoption of subscription services, the success of the Portworx acquisition and technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended January 31, 2021. All information provided in this release and in the attachments is as of February 24, 2021, and Pure undertakes no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs related to long-term debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, restructuring activities, and expenses directly related to the COVID-19 pandemic that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Nicole Noutsios - Investor Relations, Pure Storage
ir@purestorage.com
Rena Fallstrom - Public Relations, Pure Storage
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of Fiscal
	2021	2020

Assets
Current assets:
Cash and cash equivalents	$337,147	$362,635
Marketable securities	916,388	936,518
Accounts receivable, net of allowance of $1,033 and $542	460,879	458,643
Inventory	46,733	38,518
Deferred commissions, current	57,183	37,148
Prepaid expenses and other current assets	89,836	56,930
Total current assets	1,908,166	1,890,392
Property and equipment, net	163,041	122,740
Operating lease right-of-use assets	134,668	112,854
Deferred commissions, non-current	130,741	102,056
Intangible assets, net	76,648	58,257
Goodwill	358,736	37,584
Restricted cash	10,544	15,287
Other assets, non-current	36,896	25,034
Total assets	$2,819,440	$2,364,204

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$67,530	$77,651
Accrued compensation and benefits	160,817	106,592
Accrued expenses and other liabilities	61,754	47,223
Operating lease liabilities, current	32,231	27,264
Deferred revenue, current	438,321	356,011
Total current liabilities	760,653	614,741
Long-term debt	755,814	477,007
Operating lease liabilities, non-current	120,361	92,977
Deferred revenue, non-current	405,376	341,277
Other liabilities, non-current	27,230	8,084
Total liabilities	2,069,434	1,534,086
Stockholders’ equity:
Common stock and additional paid-in capital	2,307,608	2,107,605
Accumulated other comprehensive income	7,410	5,449
Accumulated deficit	(1,565,012)	(1,282,936)
Total stockholders' equity	750,006	830,118
Total liabilities and stockholders' equity	$2,819,440	$2,364,204

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2021	2020	2021	2020

Revenue:
Product	$350,380	$376,517	$1,144,098	$1,238,654
Subscription services	152,338	115,487	540,081	404,786
Total revenue	502,718	492,004	1,684,179	1,643,440
Cost of revenue:
Product (1)	112,310	103,510	352,987	362,970
Subscription services (1)	49,551	40,284	182,268	146,916
Total cost of revenue	161,861	143,794	535,255	509,886
Gross profit	340,857	348,210	1,148,924	1,133,554
Operating expenses:
Research and development (1)	130,388	114,904	480,467	433,662
Sales and marketing (1)	198,865	190,389	716,014	728,022
General and administrative (1)	50,414	43,611	182,477	163,153
Restructuring and other (2)	8,009	—	30,999	—
Total operating expenses	387,676	348,904	1,409,957	1,324,837
Loss from operations	(46,819)	(694)	(261,033)	(191,283)
Other income (expense), net	(2,427)	(924)	(9,127)	(3,383)
Loss before provision for income taxes	(49,246)	(1,618)	(270,160)	(194,666)
Income tax provision	3,047	3,033	11,916	6,321
Net loss	$(52,293)	$(4,651)	$(282,076)	$(200,987)

Net loss per share attributable to common stockholders, basic and diluted	$(0.19)	$(0.02)	$(1.05)	$(0.79)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	274,421	259,218	267,824	252,820

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$988	$889	$4,001	$3,732
Cost of revenue -- subscription services	4,018	3,302	14,979	14,403
Research and development	29,450	26,726	117,220	107,658
Sales and marketing	17,230	16,389	65,248	67,560
General and administrative	10,903	8,857	40,896	33,352
Total stock-based compensation expense	$62,589	$56,163	$242,344	$226,705

(2) Includes expenses related to restructuring and incremental expenses directly related to COVID-19.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2021	2020	2021	2020

Cash flows from operating activities
Net loss	$(52,293)	$(4,651)	$(282,076)	$(200,987)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	20,231	22,925	70,042	89,710
Amortization of debt discount and debt issuance costs	7,545	6,993	29,070	27,179
Stock-based compensation expense	62,589	56,163	242,344	226,705
Impairment of long-lived assets	—	—	7,505	—
Other	3,229	1,819	7,340	1,336
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	(82,810)	(96,521)	410	(79,442)
Inventory	(3,966)	(329)	(8,690)	2,393
Deferred commissions	(35,836)	(16,073)	(48,721)	(24,231)
Prepaid expenses and other assets	3,624	(18,198)	(33,982)	(16,734)
Operating lease right-of-use assets	7,370	6,549	28,804	26,511
Accounts payable	(22,930)	16,388	(14,364)	(18,856)
Accrued compensation and other liabilities	86,709	47,059	76,972	20,296
Operating lease liabilities	(6,874)	(6,357)	(27,318)	(25,377)
Deferred revenue	82,445	54,091	140,305	161,071
Net cash provided by operating activities	69,033	69,858	187,641	189,574
Cash flows from investing activities
Purchases of property and equipment	(21,332)	(13,641)	(94,975)	(87,847)
Acquisitions, net of cash acquired	165	—	(339,641)	(51,594)
Purchase of intangible assets	—	—	—	(9,000)
Purchases of marketable securities	(119,568)	(155,556)	(573,959)	(795,580)
Sales of marketable securities	39,323	83,733	171,530	200,251
Maturities of marketable securities	99,156	73,402	423,936	419,059
Other	—	—	(5,000)	—
Net cash used in investing activities	(2,256)	(12,062)	(418,109)	(324,711)
Cash flows from financing activities
Net proceeds from exercise of stock options	33,695	17,095	59,372	42,899
Proceeds from issuance of common stock under employee stock purchase plan	—	7	32,439	43,298
Proceeds from borrowings, net of issuance costs	—	—	251,892	—
Repayment of borrowings	(33)	—	(33)	—
Repayment of debt assumed from acquisition	—	—	—	(11,555)
Tax withholding on vesting of equity awards	(4,178)	(1,592)	(8,258)	(10,379)
Repurchases of common stock	(23,621)	(15,017)	(135,175)	(15,017)
Net cash provided by financing activities	5,863	493	200,237	49,246
Net increase (decrease) in cash and cash equivalents and restricted cash	72,640	58,289	(30,231)	(85,891)
Cash, cash equivalents and restricted cash, beginning of period	275,051	319,633	377,922	463,813
Cash, cash equivalents and restricted cash, end of period	$347,691	$377,922	$347,691	$377,922

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2021						2020
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$988	(c)					$889	(c)
			18	(d)					14	(d)
			3,062	(e)					2,074	(e)
Gross profit -- product	$238,070	67.9%	$4,068		$242,138	69.1%	$273,007	72.5%	$2,977		$275,984	73.3%

			$4,018	(c)					$3,302	(c)
			64	(d)					88	(d)
			25	(f)					—
Gross profit -- subscription services	$102,787	67.5%	$4,107		$106,894	70.2%	$75,203	65.1%	$3,390		$78,593	68.1%

			$5,006	(c)					$4,191	(c)
			82	(d)					102	(d)
			3,062	(e)					2,074	(e)
			25	(f)					—
Total gross profit	$340,857	67.8%	$8,175		$349,032	69.4%	$348,210	70.8%	$6,367		$354,577	72.1%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate payments to former shareholders of acquired company.

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

Fiscal Year Ended
2021
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$4,001	(c)
			84	(d)
			735	(e)
			9,465	(f)
Gross profit -- product	$791,111	69.1%	$14,285		$805,396	70.4%

			$14,979	(c)
			267	(d)
			190	(e)
			32	(g)
Gross profit -- subscription services	$357,813	66.3%	$15,468		$373,281	69.1%

			$18,980	(c)
			351	(d)
			925	(e)
			9,465	(f)
			32	(g)
Total gross profit	$1,148,924	68.2%	$29,753		$1,178,677	70.0%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate expenses directly related to COVID-19 pandemic including hazard pay premiums.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2021						2020
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$62,589	(c)					$56,163	(c)
			6,435	(d)					1,935	(d)
			2,024	(e)					1,401	(e)
			7,977	(f)					—
			3,594	(g)					2,074	(g)
			921	(h)					—
Operating income (loss)	$(46,819)	-9.3%	$83,540		$36,721	7.3%	$(694)	-0.1%	$61,573		$60,879	12.4%

			$62,589	(c)					$56,163	(c)
			6,435	(d)					1,935	(d)
			2,024	(e)					1,401	(e)
			7,977	(f)					—
			3,594	(g)					2,074	(g)
			921	(h)					—
			7,545	(i)					6,993	(i)
Net income (loss)	$(52,293)		$91,085		$38,792		$(4,651)		$68,566		$63,915
Net income (loss) per share -- diluted	$(0.19)				$0.13		$(0.02)				$0.23
Weighted-average shares used in per share calculation -- diluted	274,421		22,786	(j)	297,207		259,218		17,984	(j)	277,202

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate restructuring expenses related to (1) workforce reductions and (2) the cease-use of certain facilities.
(g) To eliminate amortization expense of acquired intangible assets.
(h) To eliminate acquisition-related transaction and integration expenses.
(i) To eliminate amortization expense of debt discount and debt issuance costs related to our long-term debt.
(j) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

Fiscal Year Ended
2021
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$242,344	(c)
			13,849	(d)
			6,040	(e)
			9,869	(f)
			22,055	(g)
			10,174	(h)
			2,683	(i)
Operating income (loss)	$(261,033)	-15.5%	$307,014		$45,981	2.7%

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate expenses directly related to COVID-19 pandemic. These expenses included marketing commitments no longer deemed to have value and hazard pay premiums.
(g) To eliminate restructuring expenses related to (1) workforce reductions and (2) the cease-use of certain facilities.
(h) To eliminate amortization expense of acquired intangible assets.
(i) To eliminate acquisition-related transaction and integration expenses.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2021	2020	2021	2020
Net cash provided by operating activities	$69,033	$69,858	$187,641	$189,574
Less: purchases of property and equipment	(21,332)	(13,641)	(94,975)	(87,847)
Free cash flow (non-GAAP)	$47,701	$56,217	$92,666	$101,727